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Vanguard Target Retirement Funds



Supplement to the Prospectus Dated January 25, 2008



New Underlying Fund for Vanguard Target Retirement Funds

The board of trustees of the Vanguard Target Retirement Funds has replaced Vanguard Total Bond Market Index Fund with Vanguard Total Bond Market II Index Fund as an underlying fund for the Target Retirement Funds. The two bond market index funds seek to track the same target index and have the same investment objectives, strategies, and risks.



Prospectus Text Changes

All references to Vanguard Total Bond Market Index Fund, except those relating to a Target Retirement Fund's holdings as of September 30, 2007, are amended to refer to Vanguard Total Bond Market II Index Fund.

In the section titled The Funds and Vanguard, reference to the Total Bond Market Index Fund and its expense ratio is deleted and the following is added immediately after the last bullet point:

Vanguard Total Bond Market II Index Fund began operations in January 2009. The fund's expense ratio for the current fiscal year is expected to be 0.19%.



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